EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF PLUSH MALL, INC.

In connection with the accompanying Annual Report on Form 10-KSB of Plush Mall, Inc. for the fiscal year ended ended February 28, 2007, the undersigned, Lorne Reicher, President and principal financial officer of Plush Mall, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-KSB for the fiscal year ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-KSB for the fiscal ended February 28, 2007 fairly presents, in all material respects, the financial condition and results of operations of Plush Mall, Inc.

Date: May 29, 2007

                                  /s/ Lorne Reicher
                                  -----------------------------------------
                                  Lorne Reicher
                                  President and principal financial officer